Exhibit 99.1
Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605 (914) 948-1300

NEWS

FOR IMMEDIATE RELEASE
White Plains, New York
November 10, 2010

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLB) and the over the counter market (PDNLA), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended September 30, 2010:

The Company’s net income for the three months ended September 30, 2010 was $0.33 per share (basic) compared to a net loss of $0.35 per share (basic) for the three months ended September 30, 2009.

Continuing Operations:

Loss from continuing operations was $0.20 per share for the three months ended September 30, 2010 compared to a loss of $0.36 per share for the three months ended September 30, 2009.  This decrease in loss of $0.16 per share is primarily attributable to an $0.08 per share decrease in the Company’s share of the loss from joint ventures and a $0.04 additional gain recorded during the three months ended September 30, 2010 in connection with the settlement of several joint venture loans.

Discontinued Operations:

The total income from discontinued operations was $0.53 per share for the three months ended September 30, 2010 compared to $0.01 per share for the three months ended September 30, 2009.  The three months ended September 30, 2010 included a gain of $0.52 per share from the sale of the Building Industries Center property in White Plains, New York.

Results of operations for the nine months ended September 30, 2010:

The Company’s net loss for the nine months ended September 30, 2010 was $0.07 per share (basic) compared to net income of $1.20 per share (basic) for the nine months ended September 30, 2009.

Continuing Operations:

Loss from continuing operations was $0.70 per share for the nine months ended September 30, 2010 compared to income of $0.20 per share for the nine months ended September 30, 2009.  This decrease in income of $0.90 per share is primarily attributable to a $1.18 per share gain recorded during the nine months ended September 30, 2009 in connection with the settlement of several joint venture loans.  As previously disclosed and more fully described in the Company’s Form 10-Q for the quarterly period ended September 30, 2010, the Company entered into a settlement agreement on February 27, 2009 with its joint venture partners with respect to defaults on three of the Company’s mezzanine loans.  This decrease in income is partially offset by a $0.13 per share decrease in the Company’s share of the loss from joint ventures and a $0.04 per share additional gain recorded during the nine months ended September 30, 2010 in connection with the settlement of several joint venture loans.

Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605 (914) 948-1300

NEWS

FOR IMMEDIATE RELEASE
White Plains, New York
November 10, 2010

Discontinued Operations:

The total income from discontinued operations was $0.63 per share for the nine months ended September 30, 2010 compared to $1.00 per share for the nine months ended September 30, 2009.  The nine months ended September 30, 2010 included a gain of $0.52 per share from the sale of the Building Industries Center property in White Plains, New York and a gain of $.09 per share from the sale of four cooperative apartment units in New York, New York.  The nine months ended September 30, 2009 included a gain of $.95 per share from the sale of the Crown Court property in New Haven, Connecticut.

Annual Meeting of Stockholders

As the Company has previously disclosed, it has considered various strategic alternatives in an effort to maximize shareholder value, including a merger, consolidation or sale of all or substantially all of the Company’s assets in a single transaction followed by a liquidation of the Company.  To date, no appropriate opportunity has been identified, although the Board of Directors and management continue to seek and consider potential strategic transactions.  In August, 2010, the Company filed a preliminary proxy statement with the Securities and Exchange Commission in which, among other matters, it presented its plan of liquidation proposal and the shareholders meeting was originally scheduled for October 26, 2010.  After filing the preliminary proxy statement, the Company continued to discuss potential strategic alternatives with interested parties but, as of the date hereof, no firm proposal has been presented to the Board of Directors for its consideration.  Therefore, the Company intends to make final changes to the preliminary proxy statement and currently expects to holds it Annual Meeting of Shareholders at which the shareholders will consider approval of a plan of liquidation in the first quarter of 2011.  Notwithstanding its intention to request such shareholder approval, the Board of Directors reserves the right to consider other strategic alternatives.

Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605 (914) 948-1300

NEWS

FOR IMMEDIATE RELEASE
White Plains, New York
November 10, 2010

	RESULTS OF OPERATIONS
	(Unaudited)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2010	2009	2010	2009

Gross revenues (excluding revenues from discontinued operations)	$1,171,000	$1,095,000	$3,498,000	$3,461,000

Income (loss) from continuing operations	$(793,000)	$(1,304,000)	$(2,611,000)	$508,000

Income from discontinued operations	41,000	31,000	97,000	155,000
Net gain from sales of discontinued operations	1,764,000	-	2,063,000	3,208,000
Total income from discontinued operations	1,805,000	31,000	2,160,000	3,363,000

Net income (loss)	1,012,000	(1,273,000)	(451,000)	3,871,000

Add: Net loss from noncontrolling interest	103,000	87,000	222,000	171,000

Net Income (Loss) attributable to Presidential Realty Corporation	$1,115,000	$(1,186,000)	$(229,000)	$4,042,000

Per share of common stock attributable to Presidential Realty Corporation (basic and diluted):

Income (loss) from continuing operations	$(0.20)	$(0.36)	$(0.70)	$0.20

Income from discontinued operations	0.01	0.01	0.02	0.05
Net gain from sales of discontinued operations	0.52	-	0.61	0.95
Total income from discontinued operations	0.53	0.01	0.63	1.00

Net Income (Loss) per Common Share – basic	$0.33	$(0.35)	$(0.07)	1.20
– diluted	$0.33	$(0.35)	$(0.07)	1.19

Average shares outstanding – basic	3,393,482	3,381,982	3,391,277	3,380,667
– diluted	3,393,482	3,381,982	3,391,277	3,399,592

Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605 (914) 948-1300

NEWS

FOR IMMEDIATE RELEASE
White Plains, New York
November 10, 2010

Additional Information

In connection with its 2010 Annual Meeting of Stockholders, Presidential Realty Corporation has filed a notice of annual meeting and proxy statement with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE ANNUAL MEETING, PRESIDENTIAL STOCKHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESIDENTIAL AND THE 2010 ANNUAL MEETING OF STOCKHOLDERS. Stockholders can obtain free copies of the  notice of annual meeting and proxy statement and other documents filed by Presidential with the SEC, including the proxy card, when they become available by contacting Presidential at 180 South Broadway, White Plains, NY 10605, Attention: Secretary. In addition, documents filed with the SEC by Presidential are available free of charge at the SEC’s website at www.sec.gov. Our proxy materials will also be available at www.proxyvote.com.

Presidential Realty Corporation, its directors, executive officers and other employees may be deemed to be participants in the solicitation of Presidential’s security holders in connection with its 2010 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Presidential’s Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement when it becomes available.

Forward Looking Statements

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the Board of Directors’ intention to seek the approval of the Company’s shareholders for the sale of all or substantially all of the Company’s assets and the adoption of a plan of liquidation.  These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

•
continuing generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company and (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties;

•
continuing adverse conditions in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;

Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605 (914) 948-1300

NEWS

FOR IMMEDIATE RELEASE
White Plains, New York
November 10, 2010

•
if the Board of Directors seeks shareholder approval of the sale of all or substantially all of the Company’s assets and adoption of a plan of liquidation, the risk that such approval is not obtained, or if obtained, that management may not be able to execute the plan of liquidation;

•	general risks of real estate ownership and operation;
•	governmental actions and initiatives;
•	environmental and safety requirements; and
•	failure to comply with continuing listing standards of the NYSE AMEX.

Additional factors that could cause Presidential’s results to differ materially from those described in the forward-looking statements can be found in the Company’s 2009 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.  Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number